COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	10.1%
BANKS	1.1%
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		72,917	$2,072,301
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		44,985	1,226,741
Texas Capital Bancshares, Inc., 5.75%, Series B(a)		99,750	2,630,408
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(a),(b)		103,050	2,676,208

			8,605,658

ELECTRIC	1.8%
SCE Trust V, 5.45% to 3/15/26, Series K(a),(b)		114,201	2,889,285
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		351,462	11,028,878

			13,918,163

ENERGY—FOREIGN	0.4%
TC Energy Corp., 3.903% to 4/30/24, Series 7 (Canada)(a),(b)		153,425	2,597,057

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.5%
Synchrony Financial, 5.625%, Series A(a)		134,646	3,589,662

INDUSTRIALS—CHEMICALS	1.3%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		46,441	1,303,599
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		129,600	3,644,352
CHS, Inc., 7.50%, Series 4(a)		174,324	5,092,004

			10,039,955

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		116,674	3,460,551
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b)		94,899	2,692,284

			6,152,835

REINSURANCE—FOREIGN	0.4%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(a),(b)		114,800	3,256,876

TOTAL INSURANCE			9,409,711

INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
Telephone and Data Systems, Inc., 6.625%, Series UU(a)		98,266	2,612,893
United States Cellular Corp., 5.50%, due 3/1/70		162,026	4,283,967
United States Cellular Corp., 5.50%, due 6/1/70		95,910	2,556,002

			9,452,862

PIPELINES	1.9%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(b)		237,576	5,951,279

		Shares		Value
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b)		340,585		$8,637,235

				14,588,514

PIPELINES—FOREIGN	0.5%
Enbridge Inc., 3.043% to 6/1/25, Series 13 (Canada)(a),(b)		42,640		612,365
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)(a),(b)		73,958		1,131,617
Enbridge, Inc., 4.959% to 9/1/22, Series L (Canada)(a),(b)		110,522		2,328,699

				4,072,681

UTILITIES—MULTI-UTILITIES	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		18,058		495,512

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$72,018,160)				76,769,775

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	129.1%
BANKS	40.4%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		36,200	†	3,918,650
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a),(b)		$3,544,000		3,699,847
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(b)		10,840,000		11,354,900
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(a),(c)		1,609,000		1,612,498
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		7,213,000		8,241,574
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		9,710,000		10,834,661
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		12,084,000		13,299,952
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b)		2,671,000		3,111,715
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		5,392,000		6,047,128
Capital One Financial Corp., 3.95% to 9/1/26, Series M(a),(b)		3,769,000		3,891,493
Citigroup, Inc., 3.875% to 2/18/26(a),(b)		11,080,000		11,343,150
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		7,100,000		7,419,500
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		10,213,000		11,170,469
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		4,017,000		4,660,564
Citigroup, Inc., 6.30% to 5/15/24, Series M(a),(b)		2,960,000		3,202,720
Citizens Financial Group, Inc., 4.00% to 10/6/26, Series G(a),(b)		6,500,000		6,670,625
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)		1,977,000		2,226,695
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b)		2,000,000		2,142,200
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,241,125
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	12,226,500
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		5,755,000		6,608,064
Comerica, Inc., 5.625% to 7/1/25(a),(b)		2,545,000		2,809,044

	Principal Amount		Value
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)	$1,330,280		$1,905,294
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(b),(d)	4,275,000		4,715,325
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)	77,500	†	8,370,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(a),(c),(d)	14,750	†	12,597,414
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a),(b)	5,076,000		5,095,035
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series T(a),(b)	2,350,000		2,411,688
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)	1,670,000		1,807,775
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a),(b)	1,556,000		1,678,924
JPMorgan Chase & Co., 3.451% (3 Month US LIBOR + 3.32%), Series V (FRN)(a),(c)	1,000,000		1,003,775
JPMorgan Chase & Co., 3.599% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(c)	1,878,000		1,888,291
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(a),(b)	10,529,000		10,594,806
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a),(b)	981,000		1,024,532
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)	16,573,000		18,021,895
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b)	7,050,000		7,622,812
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)	7,002,000		7,689,071
M&T Bank Corp., 3.50% to 9/1/26(a),(b)	3,149,000		3,133,255
Mellon Capital IV, 4.00% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)	2,967,000		2,967,154
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(a),(b)	6,278,000		6,278,000
PNC Financial Services Group, Inc./The, 3.804% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(c)	4,289,000		4,299,570
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)	793,000		886,415
SVB Financial Group, 4.00% to 5/15/26, Series C(a),(b)	5,757,000		5,908,121
SVB Financial Group, 4.10% to 2/15/31(a),(b)	1,963,000		2,027,386
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(b)	3,038,000		3,212,169
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b)	3,644,000		3,989,524
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b)	4,361,000		5,023,872
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)	5,935,000		6,409,800
US Bancorp, 3.50% (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)(a),(c)	2,718	†	2,643,255
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b)	18,095,000		18,671,778
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)	4,289,000		4,790,856
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)	6,278,000		6,760,621
Wells Fargo & Co., 5.95%, due 12/15/36	2,893,000		3,991,407

		Principal Amount	Value
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		$445,000	$609,169

			307,762,063

BANKS—FOREIGN	43.0%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(e),(f)		1,800,000	2,245,193
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(f)		2,200,000	2,568,379
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(f)		3,400,000	3,706,000
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(a),(b),(e),(f)		2,200,000	2,694,440
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(a),(b),(e),(f)		1,000,000	1,276,357
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(b),(e),(f)		2,200,000	2,724,271
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(a),(b),(e),(f)		600,000	714,095
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a),(b),(f)		7,000,000	7,147,490
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		2,400,000	2,622,691
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		7,900,000	8,472,165
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(b),(e),(f)		1,600,000	2,061,954
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(e),(f)		2,800,000	3,817,361
Bank of Nova Scotia/The, 3.625% to 10/27/26, due 10/27/81, Series 2 (Canada)(b)		2,600,000	2,588,165
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b)		2,985,000	3,216,338
Barclays PLC, 4.375% to 3/15/28 (United Kingdom)(a),(b),(f)		4,400,000	4,407,920
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(f)		3,800,000	4,210,894
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(f)		1,800,000	2,722,354
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(e),(f)		1,600,000	2,300,027
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		1,600,000	1,639,968
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(f)		4,800,000	5,424,024
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(f)		7,128,000	7,740,652
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(f)		3,200,000	3,823,408
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(f)		5,200,000	6,035,614
CaixaBank SA, 3.625% to 9/14/28 (Spain)(a),(b),(e),(f)		1,000,000	1,128,001
Commerzbank AG, 4.25% to 10/9/27 (Germany)(a),(b),(e),(f)		2,600,000	3,041,435
Commerzbank AG, 6.125% to 10/9/25 (Germany)(a),(b),(e),(f)		1,200,000	1,527,284
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(e),(f)		1,400,000	1,523,945
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(f)		6,200,000	6,908,350
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(f)		5,800,000	6,475,590
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(f)		3,250,000	3,933,273
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(a),(b),(d),(f)		4,400,000	4,614,500

	Principal Amount	Value
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(f)	$6,900,000	$7,590,000
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	9,900,000	10,288,476
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(f)	3,000,000	3,325,800
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(f)	15,400,000	16,504,950
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(f)	4,063,000	4,448,156
Danske Bank A/S, 4.375% to 5/18/26 (Denmark)(a),(b),(e),(f)	2,800,000	2,857,809
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(e),(f)	1,247,000	1,404,964
Deutsche Bank AG, 4.789% to 4/30/25 (Germany)(a),(c),(e),(f)	1,000,000	1,010,616
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)(a),(b),(f)	3,000,000	3,172,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(f)	1,800,000	1,983,474
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	2,295,000	3,787,439
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a),(b),(f)	2,400,000	2,405,280
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(b),(f)	1,200,000	1,299,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(f)	6,400,000	6,993,888
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(f)	3,200,000	3,610,672
ING Groep N.V., 3.875% to 5/16/27 (Netherlands)(a),(b),(f)	2,600,000	2,528,240
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(f)	3,200,000	3,504,688
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(f)	3,000,000	3,314,550
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(e),(f)	2,400,000	2,619,000
Intesa Sanpaolo SpA, 3.75% to 2/27/25 (Italy)(a),(b),(e),(f)	1,000,000	1,147,672
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)(a),(b),(e),(f)	2,250,000	2,896,237
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(f)	3,600,000	4,076,604
La Banque Postale SA, 3.00% to 11/20/28 (France)(a),(b),(e),(f)	2,600,000	2,946,217
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)(a),(b),(d)	1,000,000	1,410,000
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(b),(d)	1,000,000	1,452,830
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f)	4,250,000	4,760,000
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(f)	2,400,000	2,785,233

	Principal Amount	Value
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d),(f)	$2,000,000	$2,193,670
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(a),(b),(f)	4,200,000	4,230,660
Natwest Group PLC, 5.125% to 5/12/27 (United Kingdom)(a),(b),(f)	600,000	869,073
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(f)	2,400,000	2,691,912
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(f)	4,800,000	5,676,312
Nordea Bank Abp, 3.75% to 3/1/29, 144A (Finland)(a),(b),(d),(f)	2,600,000	2,564,250
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(f)	3,200,000	3,680,688
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(a),(b),(e),(f)	1,000,000	1,180,955
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)(b)	4,200,000	3,302,501
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(b)	4,200,000	3,515,187
Societe Generale SA, 4.75% to 5/26/26, 144A (France)(a),(b),(d),(f)	2,600,000	2,663,388
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(a),(b),(d),(f)	2,600,000	2,790,138
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(f)	6,800,000	7,662,784
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(f)	9,489,000	10,480,506
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(f)	4,000,000	4,686,020
Standard Chartered PLC, 4.30% to 8/19/28, 144A (United Kingdom)(a),(b),(d),(f)	1,200,000	1,183,500
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(a),(b),(d),(f)	2,400,000	2,422,500
Standard Chartered PLC, 6.00% to 7/26/25, 144A (United Kingdom)(a),(b),(d),(f)	1,100,000	1,209,351
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)(a),(b),(d)	3,900,000	5,396,859
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(f)	7,400,000	7,977,126
Stichting AK Rabobank Certificaten, 19.436% (Netherlands)(a),(e)	1,873,150	3,125,891
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a),(b),(e),(f)	1,600,000	1,696,205
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a),(b),(e),(f)	2,400,000	2,562,422
UBS Group AG, 3.875% to 6/2/26, 144A (Switzerland)(a),(b),(d),(f)	3,000,000	3,001,920
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)	4,200,000	4,774,875

		Principal Amount	Value
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(f)		$5,800,000	$6,331,599
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		2,800,000	3,193,750
UniCredit SpA, 4.45% to 12/3/27, Series EMTN (Italy)(a),(b),(e),(f)		2,400,000	2,884,986
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(b),(e),(f)		1,600,000	2,188,123
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(e),(f)		3,600,000	3,940,866

			327,514,450

ELECTRIC	3.2%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(b)		656,000	695,770
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)		3,000,000	3,037,500
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)		2,850,000	3,213,119
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		461,000	495,022
Duke Energy Corp., 3.25% to 1/15/27, due 1/15/82(b)		1,974,000	1,965,999
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		4,000,000	4,285,000
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		4,408,000	4,452,046
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b)		6,405,000	6,541,426

			24,685,882

ELECTRIC—FOREIGN	2.1%
Electricite de France SA, 2.625% to 12/1/27 (France)(a),(b),(e)		2,600,000	3,062,472
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		11,170,000	13,300,734

			16,363,206

FINANCIAL	9.8%
CREDIT CARD	2.1%
American Express Co., 3.55% to 9/15/26(a),(b)		6,830,000	6,969,845
Discover Financial Services, 5.50% to 10/30/27, Series C(a),(b)		5,371,000	5,842,305
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		2,610,000	2,931,604

			15,743,754

DIVERSIFIED FINANCIAL SERVICES	2.6%
Aircastle Ltd., 5.25% to 6/15/26, 144A(a),(b),(d)		6,480,000	6,632,604
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(b),(d)		2,036,000	2,125,229
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(b),(d)		2,790,000	2,889,409
Depository Trust & Clearing Corp./The, 3.375% to 6/20/26, Series D, 144A(a),(b),(d)		1,750,000	1,787,756

		Principal Amount		Value
ILFC E-Capital Trust II, 3.46% to 12/21/21, due 12/21/65, 144A(b),(d)		$8,000,000		$6,680,000

				20,114,998

INVESTMENT BANKER/BROKER	4.7%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b)		14,799,000		15,464,955
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b)		7,730,000		7,983,157
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b)		6,301,000		7,017,739
Morgan Stanley, 3.736% (3 Month US LIBOR + 3.61%), Series H (FRN)(a),(c)		5,000,000		5,045,144

				35,510,995

LEASING—FOREIGN	0.4%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)(b),(d)		3,200,000		3,473,824

TOTAL FINANCIAL				74,843,571

FOOD	0.8%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g)		58,200	†	5,849,100

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.6%
General Electric Co., 3.446% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(c)		4,391,000		4,307,827

INSURANCE	16.2%
FINANCE	0.4%
Liberty Mutual Group, Inc., 4.125% to 12/15/26, due 12/15/51, 144A(b),(d)		2,718,000		2,794,817

LIFE/HEALTH INSURANCE	4.3%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b)		5,020,000		5,459,250
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		3,000,000		4,177,230
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		8,900,000		13,561,648
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		1,856,000		1,987,396
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(a),(b),(d)		4,090,000		4,049,100
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(d)		3,130,000		3,165,213

				32,399,837

LIFE/HEALTH INSURANCE—FOREIGN	2.6%
Ageas SA, 3.875% to 12/10/29 (Belgium)(a),(b),(e),(f)		2,000,000		2,467,366
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		2,100,000		2,304,750
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a),(b),(e)		600,000		663,345

		Principal Amount	Value
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(e)		$2,353,000	$2,587,100
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		2,200,000	2,293,373
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(a),(b),(e),(f)		1,300,000	1,963,041
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(e),(f)		2,350,000	2,500,637
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(e),(f)		3,200,000	5,010,863

			19,790,475

MULTI-LINE	2.6%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		2,960,000	3,404,000
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(b)		4,800,000	7,112,376
Hartford Financial Services Group, Inc./The, 2.25% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		9,885,000	9,563,758

			20,080,134

MULTI-LINE—FOREIGN	1.0%
Allianz SE, 3.50% to 11/17/25, 144A (Germany)(a),(b),(d),(f)		1,600,000	1,622,720
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		3,000,000	4,200,345
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)(a),(b),(e),(f)		1,200,000	1,632,269

			7,455,334

PROPERTY CASUALTY	1.3%
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)		4,384,000	4,678,072
Markel Corp., 6.00% to 6/1/25(a),(b)		2,740,000	3,039,345
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(b)		2,150,000	2,269,520

			9,986,937

PROPERTY CASUALTY—FOREIGN	2.9%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(e)		3,500,000	3,680,877
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(b),(e),(f)		3,800,000	5,034,478
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(e)		3,400,000	3,736,600

		Principal Amount	Value
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(d)		$5,200,000	$5,811,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(e)		3,200,000	3,619,680

			21,882,635

REINSURANCE	1.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)		3,010,000	3,212,352
Global Atlantic Finance Co., 4.70% to 7/15/26, due 10/15/51, 144A(b),(d)		5,268,000	5,451,183

			8,663,535

TOTAL INSURANCE			123,053,704

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.1%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		6,500,000	6,587,003
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		1,223,000	1,497,048

			8,084,051

OIL & GAS—FOREIGN	1.8%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b)		12,200,000	13,441,473

PIPELINES	0.8%
Energy Transfer LP, 6.50% to 11/15/26, Series H(a),(b)		5,320,000	5,553,388
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(b)		518,000	544,548

			6,097,936

PIPELINES—FOREIGN	6.0%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)		9,400,000	10,645,030
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		4,534,000	5,025,009
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		7,464,000	8,324,037
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		7,891,000	8,729,419
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		11,673,000	13,102,942

			45,826,437

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(b),(d)		$6,000,000	$6,424,500
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(d)		6,000,000	6,455,700

			12,880,200

UTILITIES—ELECTRIC	1.6%
Edison International, 5.375% to 3/15/26, Series A(a),(b)		3,153,000	3,264,301
Sempra Energy, 4.875% to 10/15/25(a),(b)		8,000,000	8,700,000

			11,964,301

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$926,323,160)			982,674,201

		Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(h)		4,297,998	4,297,998

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,297,998)			4,297,998

PURCHASED OPTION CONTRACTS (Premiums paid—$664,919)	0.1%		778,446

TOTAL INVESTMENTS IN SECURITIES[i] (Identified cost—$1,003,304,237)	139.9%		1,064,520,420
WRITTEN OPTION CONTRACTS	(0.1)		(395,229)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.8)		(303,006,567)

NET ASSETS (Equivalent to $26.24 per share based on 29,001,212 shares of common stock outstanding)	100.0%		$761,118,624

Over-the-Counter Option Contracts

Purchased Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(j)	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 4/5/32	Goldman Sachs International	1.75%	4/1/22	$25,930,000	$432,825	$404,871
Option to receive 3-month LIBOR Quarterly, Pay 1.48% Semiannually, maturing 4/22/32	Goldman Sachs International	1.48	4/20/22	12,500,000	232,094	373,575
				$38,430,000	$664,919	$778,446

Written Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(j)	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.05% Semiannually, maturing 4/5/32	Goldman Sachs International	2.05%	4/1/22	$(25,930,000)	$(231,235)	$(196,679)
Option to pay 3-month LIBOR Quarterly, Receive 1.78% Semiannually, maturing 4/22/32	Goldman Sachs International	1.78	4/20/22	(12,500,000)	(123,343)	(198,550)
				$(38,430,000)	$(354,578)	$(395,229)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(k)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 85,000,000	0.548%	Monthly	0.083%	Monthly	9/15/25	$784,355	$—	$784,355
94,000,000	1.280	Monthly	0.083	Monthly	2/3/26	(1,764,950)	(14,491)	(1,779,441)
90,000,000	0.930	Monthly	0.083	Monthly	9/15/27	914,536	—	914,536

						$(66,059)	$(14,491)	$(80,550)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	13,281,482	USD	10,513,574	10/4/21	$27,712
Brown Brothers Harriman	EUR	2,490,795	USD	2,917,650	10/4/21	32,438
Brown Brothers Harriman	EUR	2,759,999	USD	3,237,335	10/4/21	40,291
Brown Brothers Harriman	EUR	1,775,544	USD	2,099,506	10/4/21	42,805
Brown Brothers Harriman	EUR	36,821,960	USD	43,477,529	10/4/21	824,815
Brown Brothers Harriman	GBP	1,835,860	USD	2,506,795	10/4/21	33,157
Brown Brothers Harriman	GBP	9,034,036	USD	12,418,186	10/4/21	245,724
Brown Brothers Harriman	USD	10,481,546	CAD	13,281,482	10/4/21	4,315
Brown Brothers Harriman	USD	50,772,821	EUR	43,848,298	10/4/21	18,851
Brown Brothers Harriman	USD	1,000,397	GBP	732,039	10/4/21	(14,048)
Brown Brothers Harriman	USD	683,047	GBP	498,131	10/4/21	(11,865)
Brown Brothers Harriman	USD	12,985,000	GBP	9,639,726	10/4/21	3,569
Brown Brothers Harriman	CAD	14,130,248	USD	11,150,016	11/2/21	(5,530)
Brown Brothers Harriman	EUR	43,517,875	USD	50,413,935	11/2/21	(22,367)
Brown Brothers Harriman	GBP	9,591,559	USD	12,919,638	11/2/21	(4,509)

						$1,215,358

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at September 30, 2021.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $286,313,301 which represents 37.6% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $115,994,814 which represents 15.2% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $311,478,449 which represents 40.9% of the net assets of the Fund (28.9% of the managed assets of the Fund).

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Represents the notional amount of the underlying swap contract.
(k)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2021.

Country Summary	% of Managed Assets
United States	53.2
United Kingdom	10.7
Canada	7.3
France	6.8
Switzerland	6.0
Australia	2.5
Netherlands	2.2
Italy	2.1
Spain	1.9
Germany	1.3
Ireland	0.9
Hong Kong	0.8
Finland	0.6
Japan	0.5
Other (includes short-term investments)	3.2

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$76,769,775	$76,769,775	$—	$—
Preferred Securities—Capital Securities:
Food	5,849,100	—	—	5,849,100
Other Industries	976,825,101	—	976,825,101	—
Short-Term Investments	4,297,998	—	4,297,998	—
Purchased Option Contracts	778,446	—	778,446	—

Total Investments in Securities(a)	$1,064,520,420	$76,769,775	$981,901,545	$5,849,100	(b)

Interest Rate Swap Contracts	$1,698,891	$—	$1,698,891	$—
Forward Foreign Currency Exchange Contracts	1,273,677	—	1,273,677	—

Total Derivative Assets(a)	$2,972,568	$—	$2,972,568	$—

Interest Rate Swap Contracts	$(1,779,441)	$—	$(1,779,441)	$—
Written Option Contracts	(395,229)	—	(395,229)	—
Forward Foreign Currency Exchange Contracts	(58,319)	—	(58,319)	—

Total Derivative Liabilities(a)	$(2,232,989)	$—	$(2,232,989)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2020	$5,616,300
Change in unrealized appreciation (depreciation)	232,800

Balance as of September 30, 2021	$5,849,100

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021, which were valued using significant unobservable inputs (Level 3) amounted to $232,800.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2021:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$41,755,830	$41,755,830	$269,400,000	$65,067,632

(a)

Average notional amounts represent the average for nine months in which the Fund had option contracts outstanding at month-end. For the period, this represents seven months for both purchased and written option contracts.

(b)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.